Exhibit 99.2

MERISTAR HOSPITALITY CORPORATION

SUPPLEMENTAL

EARNINGS RELEASE

FINANCIAL INFORMATION

Fourth Quarter and Full Year Ended

December 31, 2005

This supplemental earnings release financial information should be used in conjunction with the fourth quarter 2005 earnings release issued February 7, 2006,

which can be found on the company’s website at www.meristar.com.

MeriStar Hospitality Corporation

December 31, 2005

MeriStar Hospitality Corporation

December 31, 2005

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenue:
Hotel operations:
Rooms	$114,702	$96,808	$471,700	$445,269
Food and beverage	57,305	52,474	203,250	189,177
Other hotel operations	10,458	9,163	43,812	50,818
Office rental, parking and other revenue	962	946	5,860	4,922

Total revenue	183,427	159,391	724,622	690,186

Hotel operating expenses:
Rooms	29,055	25,860	116,037	112,067
Food and beverage	38,776	35,028	142,175	135,424
Other hotel operating expenses	6,689	6,230	27,652	32,344
Office rental, parking and other expenses	521	457	2,903	2,395
Other operating expenses:
General and administrative, hotel	29,903	26,388	114,797	106,905
General and administrative, corporate	4,003	5,160	14,364	14,832
Property operating costs	28,294	23,631	109,715	101,803
Depreciation and amortization	21,440	20,604	85,369	85,922
Property taxes, insurance and other	8,500	8,135	39,807	49,177
Loss on asset impairments	64,996	—	89,373	—
Contract termination costs	134	—	1,215	—

Operating expenses	232,311	151,493	743,407	640,869

Equity in income (loss) of and interest earned from unconsolidated affiliates	2,937	8,347	10,193	13,147
Hurricane business interruption insurance gain	2,772	—	7,062	—

Operating (loss) income	(43,175)	16,245	(1,530)	62,464

Minority interest income	2,888	488	6,208	2,880

Interest expense, net	(28,017)	(31,341)	(119,580)	(126,927)
Loss on early extinguishments of debt	(301)	(49)	(58,004)	(9,672)

Loss before income taxes and discontinued operations	(68,605)	(14,657)	(172,906)	(71,255)

Income tax (expense) benefit	(162)	240	(1,029)	1,040

Loss from continuing operations	(68,767)	(14,417)	(173,935)	(70,215)

Discontinued operations:
Loss from discontinued operations before income tax	(44,970)	(3,323)	(67,683)	(26,251)
Income tax benefit	—	12	—	167

Loss from discontinued operations	(44,970)	(3,311)	(67,683)	(26,084)

Net loss	$(113,737)	(17,728)	$(241,618)	(96,299)

Basic loss per share:
Loss from continuing operations	$(0.79)	(0.16)	$(1.99)	(0.86)
Loss from discontinued operations	(0.51)	(0.04)	(0.77)	(0.32)

Loss per basic share	$(1.30)	(0.20)	$(2.76)	(1.18)

Diluted loss per share:
Loss from continuing operations	$(0.80)	(0.16)	$(2.01)	(0.87)
Loss from discontinued operations	(0.50)	(0.04)	(0.75)	(0.31)

Loss per diluted share	$(1.30)	(0.20)	$(2.76)	(1.18)

MeriStar Hospitality Corporation

December 31, 2005

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

	December 31, 2005	December 31, 2004
ASSETS
Property and equipment	$2,342,832	$2,581,720
Accumulated depreciation	(478,315)	(506,632)

	1,864,517	2,075,088

Assets held for sale	80,885	—
Investment in and advances to unconsolidated affiliates	72,427	84,796
Prepaid expenses and other assets	35,570	34,533
Insurance claim receivable	40,972	76,056
Accounts receivable, net of allowance for doubtful accounts of $545 and $691	36,363	32,979
Restricted cash	19,856	58,413
Cash and cash equivalents	25,441	60,540

	$2,176,031	$2,422,405

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,585,075	$1,573,276
Accounts payable and accrued expenses	81,188	75,527
Accrued interest	33,933	41,165
Due to Interstate Hotels and Resorts	14,456	21,799
Other liabilities	8,509	11,553

Total liabilities	1,723,161	1,723,320

Minority interests	6,816	14,053
Stockholders’ equity:
Preferred stock, par value $0.01 per share Authorized – 100,000 shares Issued – none	—	—
Common stock, par value $0.01 per share Authorized – 100,000 shares Issued –90,050 and 89,739 shares	900	897
Additional paid-in capital	1,469,151	1,465,658
Accumulated deficit	(980,011)	(738,393)
Common stock held in treasury – 2,492 and 2,372 shares	(43,986)	(43,130)

Total stockholders’ equity	446,054	685,032

	$2,176,031	$2,422,405

MeriStar Hospitality Corporation

December 31, 2005

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (a)

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Funds From Operations:

Net loss	$(113,737)	$(17,728)	$(241,618)	$(96,299)
Depreciation and amortization of real estate assets	20,906	22,841	89,052	95,575
Loss on disposal of assets	2,870	303	5,397	14,065
Unconsolidated affiliate adjustments	1,325	1,065	4,732	1,065
Minority interest to common OP unit holders	(625)	(473)	(2,507)	(2,943)

Funds from operations	$(89,261)	$6,008	$(144,944)	$11,463

Weighted average number of shares of common stock outstanding	87,533	89,735	87,472	83,978

Funds from operations per diluted share	$(1.02)	$0.07	$(1.66)	$0.14

Funds From Operations, as adjusted:

Funds from operations	$(89,261)	$6,008	$(144,944)	$11,463
Loss on asset impairments	106,568	2,315	153,558	12,337
Loss on early extinguishments of debt	301	49	58,004	9,672
Contract termination costs	134	—	1,215	—
Minority interest to common OP unit holders	(2,662)	—	(5,377)	—

Funds from operations, as adjusted	$15,080	$8,372	$62,456	$33,472

Weighted average number of shares of common stock and common stock equivalents outstanding	87,669	89,735	87,601	83,978

Funds from operations per diluted share, as adjusted	$0.17	$0.09	$0.71	$0.40

(a)	See the notes to the financial information for discussion of non-GAAP measures.

MeriStar Hospitality Corporation

December 31, 2005

RECONCILIATION OF NET LOSS TO EBITDA (a)

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
EBITDA and Adjusted EBITDA:

Net loss	$(113,737)	$(17,728)	$(241,618)	$(96,299)
Loss from discontinued operations	(44,970)	(3,311)	(67,683)	(26,084)

Loss from continuing operations	(68,767)	(14,417)	(173,935)	(70,215)
Interest expense, net	28,017	31,341	119,580	126,927
Income tax expense (benefit)	162	(240)	1,029	(1,040)
Depreciation and amortization	21,440	20,604	85,369	85,922

EBITDA from continuing operations	(19,148)	37,288	32,043	141,594

Loss on asset impairments	64,996	—	89,373	—
Contract termination costs	134	—	1,215	—
Minority interest income	(2,888)	(488)	(6,208)	(2,880)
Loss on early extinguishments of debt	301	49	58,004	9,672
Equity investment adjustments:
Equity in (income) loss of affiliates	(32)	(237)	1,310	(237)
Distributions from equity investments	252	1,041	1,604	1,041

Adjusted EBITDA from continuing operations	$43,615	$37,653	$177,341	$149,190

Loss from discontinued operations	$(44,970)	$(3,311)	$(67,683)	$(26,084)
Interest expense, net	—	—	—	(478)
Income tax benefit	—	(12)	—	(167)
Depreciation and amortization	1,679	3,603	10,351	15,132

EBITDA from discontinued operations	(43,291)	280	(57,332)	(11,597)

Loss on asset impairments	41,572	2,315	64,185	12,337
Loss on disposal of assets	2,870	303	5,397	14,065

Adjusted EBITDA from discontinued operations	$1,151	$2,898	$12,250	$14,805

Adjusted EBITDA, total operations	$44,766	$40,551	$189,591	$163,995

(a)	See the notes to the financial information for discussion of non-GAAP measures.

MeriStar Hospitality Corporation

December 31, 2005

HOTEL OPERATIONAL DATA

SCHEDULE OF COMPARABLE HOTEL RESULTS (a)

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Number of hotels	49	49	49	49
Number of rooms	15,337	15,337	15,337	15,337

Comparable hotel revenues:
Rooms	$110,364	94,880	$436,114	393,563
Food and beverage	56,198	51,746	187,869	173,915
Other hotel operations	8,531	7,899	33,036	31,679

Comparable hotel revenues (b)	175,093	154,525	657,019	599,157

Comparable hotel expenses:
Room	28,323	25,336	108,429	100,844
Food and beverage	38,022	34,367	131,190	123,283
Other	4,439	5,615	22,302	21,974
General and administrative	28,533	25,435	105,545	98,084
Property operating costs, less management fees	22,924	19,218	86,421	78,356

Comparable hotel expenses (c)	122,241	109,971	453,887	422,541

Comparable Hotel Gross Operating Profit	52,852	44,554	203,132	176,616

Margin	30.2%	28.8%	30.9%	29.5%

Management Fees (c)	4,843	3,942	16,969	15,100
Property taxes, insurance and other (c)	9,552	8,594	35,164	33,495

Comparable Hotel EBITDA, excluding BI (d)	$38,457	$32,018	$150,999	$128,021

Margin	22.0%	20.7%	23.0%	21.4%

Hurricane business interruption insurance gain	—	—	969	—

Comparable Hotel EBITDA, including BI (d)	$38,458	$32,018	$151,968	$128,021

Margin	22.0%	20.7%	23.1%	21.4%

(a)	See the notes to the financial information for discussion of non-GAAP measures, and comparable hotel results and statistics.

MeriStar Hospitality Corporation

December 31, 2005

(b)	The reconciliation of total revenues per the consolidated statements of operations to the comparable hotel revenues is as follows (in thousands):

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenues per the consolidated statements of operations	$183,427	$159,391	$724,622	$690,186
Non-comparable hotel revenues	(7,372)	(3,920)	(61,743)	(86,107)
Office rental, parking and other revenue	(962)	(946)	(5,860)	(4,922)

Comparable hotel revenues	$175,093	$154,525	$657,019	$599,157

(c)	The reconciliation of operating costs per the consolidated statements of operations to the comparable hotel expenses, management fees, property taxes, insurance and other is as follows (in thousands):

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Operating expenses per the consolidated statements of operations	$232,311	$151,493	$743,407	$640,869
Non-comparable hotel expenses	(5,102)	(3,222)	(47,066)	(68,979)
General and administrative, corporate	(4,003)	(5,160)	(14,364)	(14,832)
Depreciation and amortization	(21,440)	(20,604)	(85,369)	(85,922)
Loss on asset impairments	(64,996)	—	(89,373)	—
Contract termination costs	(134)	—	(1,215)	—

Comparable hotel expenses, management fees, property taxes, insurance and other	$136,636	$122,507	$506,020	$471,136

(d)	The reconciliation of comparable hotel EBITDA to operating income per the consolidated statements of operations is as follows (in thousands):

	Quarter Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Comparable hotel EBITDA, including BI	$38,457	$32,018	$151,968	$128,021
Non-comparable results, net (e)	2,270	698	14,677	17,128
Office rental, parking and other revenue	962	946	5,860	4,922
General and administrative, corporate	(4,003)	(5,160)	(14,364)	(14,832)
Depreciation and amortization	(21,440)	(20,604)	(85,369)	(85,922)
Loss on asset impairments	(64,996)	—	(89,373)	—
Contract termination costs	(134)	—	(1,215)	—
Equity in income (loss) of and interest earned from unconsolidated affiliates	2,937	8,347	10,193	13,147
Hurricane business interruption insurance gain at non-comparable hotels	2,772	—	6,093	—

Operating (Loss) Income	$(43,175)	$16,245	$(1,530)	$62,464

(e)	Non-comparable results, net represent all revenues and expenses, other than those of our comparable hotels, and specific revenues and expenses identified above: office rental, parking and other revenue; general and administrative, corporate; depreciation and amortization; loss on asset impairments; contract termination costs and equity in income/loss of and interest earned from unconsolidated affiliates.

MeriStar Hospitality Corporation

December 31, 2005

PORTFOLIO DATA

Top Markets	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Washington DC Metro	10	2,259	13.3%	21.2%
Southwest Florida	6	1,026	6.0%	2.0%
Southern California	4	1,519	8.9%	11.9%
New Jersey	4	1,130	6.6%	8.2%
Orlando	3	1,545	9.1%	5.4%
Houston/Dallas	3	906	5.3%	5.6%
Chicago	2	857	5.0%	4.8%
Colorado	2	736	4.3%	2.8%
Atlanta	2	650	3.8%	3.8%
Other Hotels	22	6,375	37.7%	34.3%
Total Markets	58	17,003	100.0%	100.0%

Regions	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
South Atlantic	16	4,861	28.5%	20.1%
Middle Atlantic	16	3,875	22.8%	32.5%
South Central	10	2,992	17.6%	15.8%
Pacific	8	2,839	16.7%	20.2%
North Central	4	1,220	7.2%	6.4%
Mountain	4	1,216	7.2%	5.0%
Total Regions	58	17,003	100.0%	100.0%

Brand	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Hilton
Hilton	11	3,382	19.8%	23.4%
DoubleTree	5	1,880	11.1%	7.9%
Embassy Suites	3	728	4.3%	3.8%
Intercontinental
Holiday Inn	3	795	4.7%	1.9%
Crowne Plaza	2	733	4.3%	3.4%
Marriott
Marriott	5	1,996	11.7%	15.1%
Courtyard by Marriott	2	441	2.6%	2.5%
Ritz-Carlton	1	366	2.2%	5.3%
Starwood
Sheraton	10	3,220	18.9%	19.4%
Westin	1	495	2.9%	3.1%
Independent	8	1,242	7.3%	5.5%
Radisson	4	1,118	6.6%	6.4%
Other	3	607	3.6%	2.3%
Total Brands	58	17,003	100.0%	100.0%

Location	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Urban	18	4,765	28.0%	36.6%
Resort	13	3,778	22.2%	14.5%
Airport	9	3,374	19.8%	19.0%
Suburban	18	5,086	30.0%	29.9%
Total Locations	58	17,003	100.0%	100.0%

MeriStar Hospitality Corporation

December 31, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable Hotels (a)

			4th Quarter 2005			4th Quarter 2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro	10	2,259	$161.08	71.3%	$114.86	$146.02	67.7%	$98.93	16.1%
New Jersey	4	1,130	$134.17	61.3%	$82.24	$129.71	58.4%	$75.69	8.7%
Southern California	4	1,519	$131.25	71.3%	$93.60	$117.16	68.4%	$80.08	16.9%
Houston/Dallas	3	906	$112.56	70.8%	$79.72	$101.78	60.6%	$61.68	29.2%
Orlando (b)	2	1,231	$84.86	63.4%	$53.83	$75.99	62.0%	$47.11	14.3%
Chicago	2	857	$124.16	63.5%	$78.86	$116.99	60.7%	$71.06	11.0%
Colorado	2	736	$87.87	44.5%	$39.13	$83.18	46.4%	$38.57	1.5%
Atlanta	2	650	$99.71	70.1%	$69.91	$88.28	70.7%	$62.41	12.0%
Other Hotels (b)	20	6,049	$109.97	63.0%	$69.26	$100.64	59.8%	$60.18	15.1%

All Markets	49	15,337	$120.07	64.9%	$77.93	$109.73	61.9%	$67.90	14.8%

Middle Atlantic	16	3,875	$151.04	68.6%	$103.67	$139.34	65.2%	$90.89	14.1%
South Atlantic (b)	9	3,521	$97.79	61.4%	$60.02	$86.78	58.2%	$50.54	18.8%
South Central	8	2,666	$109.33	65.2%	$71.24	$96.45	60.5%	$58.35	22.1%
Pacific	8	2,839	$127.86	68.0%	$86.89	$115.60	66.3%	$76.63	13.4%
North Central	4	1,220	$114.35	63.1%	$72.11	$107.74	59.0%	$63.61	13.4%
Mountain	4	1,216	$82.75	57.3%	$47.38	$81.32	56.3%	$45.78	3.5%

All Regions	49	15,337	$120.07	64.9%	$77.93	$109.73	61.9%	$67.90	14.8%

Urban	17	4,742	$141.40	70.2%	$99.20	$128.28	69.2%	$88.71	11.8%
Resort (b)	6	2,438	$100.04	57.2%	$57.22	$90.05	52.7%	$47.50	20.5%
Airport	8	3,071	$110.84	66.7%	$73.95	$99.61	64.0%	$63.71	16.1%
Suburban	18	5,086	$112.59	62.6%	$70.44	$103.76	57.8%	$59.93	17.5%

All Locations	49	15,337	$120.07	64.9%	$77.93	$109.73	61.9%	$67.90	14.8%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.
(b)	Excludes hotels significantly affected by hurricanes.

MeriStar Hospitality Corporation

December 31, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable Hotels (a)

			2005			2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro	10	2,259	$151.23	75.1%	$113.65	$135.12	74.5%	$100.72	12.8%
New Jersey	4	1,130	$131.04	60.7%	$79.49	$128.28	56.4%	$72.40	9.8%
Southern California	4	1,519	$128.52	76.5%	$98.36	$113.36	74.6%	$84.56	16.3%
Houston/Dallas	3	906	$107.89	69.7%	$75.16	$103.97	65.5%	$68.09	10.4%
Orlando (b)	2	1,231	$89.07	69.0%	$61.49	$76.24	71.4%	$54.41	13.0%
Chicago	2	857	$117.58	64.5%	$75.89	$103.20	65.9%	$68.04	11.5%
Colorado	2	736	$90.97	56.0%	$50.96	$82.51	59.6%	$49.18	3.6%
Atlanta	2	650	$95.24	75.7%	$72.06	$83.97	78.1%	$65.55	9.9%
All other markets (b)	20	6,049	$110.96	67.1%	$74.46	$102.14	67.3%	$68.79	8.2%

All Markets	49	15,337	$116.92	68.6%	$80.16	$106.03	68.4%	$72.51	10.5%

Middle Atlantic	16	3,875	$143.22	70.8%	$101.47	$131.77	68.9%	$90.74	11.8%
South Atlantic (b)	9	3,521	$101.42	67.8%	$68.76	$89.03	69.6%	$61.96	11.0%
South Central	8	2,666	$104.71	66.3%	$69.43	$97.62	65.1%	$63.54	9.3%
Pacific	8	2,839	$126.92	72.4%	$91.85	$114.83	72.0%	$82.64	11.1%
North Central	4	1,220	$109.29	64.8%	$70.86	$98.56	64.8%	$63.89	10.9%
Mountain	4	1,216	$87.61	64.3%	$56.34	$80.46	66.6%	$53.63	5.1%

All Regions	49	15,337	$116.92	68.6%	$80.16	$106.03	68.4%	$72.51	10.5%

Urban	17	4,742	$136.10	73.7%	$100.32	$121.72	74.7%	$90.89	10.4%
Resort (b)	6	2,438	$108.07	63.9%	$69.11	$95.60	66.4%	$63.44	8.9%
Airport	8	3,071	$103.91	69.9%	$72.61	$91.33	70.2%	$64.07	13.3%
Suburban	18	5,086	$109.38	65.4%	$71.54	$103.55	62.7%	$64.93	10.2%

All Locations	49	15,337	$116.92	68.6%	$80.16	$106.03	68.4%	$72.51	10.5%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.
(b)	Excludes hotels significantly affected by hurricanes.

MeriStar Hospitality Corporation

December 31, 2005

CAPITAL STRUCTURE

Total Enterprise Value

(In thousands, except per share information, ratios and percentages)

	As of December 31, 2005	As of December 31, 2004
Common shares outstanding, net	87,558	87,367
Operating partnership units	2,189	2,298

Combined shares and units	89,747	89,665
Common stock price at end of period	$9.40	$8.35

Common equity capitalization	$843,622	$748,703
Total debt	1,585,075	1,573,276
Total cash	(45,297)	(118,953)

Total enterprise value (TEV)	$2,383,400	$2,203,026

TEV per room	$130	$108
Rooms owned	18,272	20,319

Total Debt

	Encumbered Hotels	Maturity		Interest Rate		December 31, 2005		December 31, 2004
Secured Bank Facility	12	2006		LIBOR + 350	bps	$13,128		$—
Senior Subordinated Notes	—	2007		8.75%		—		33,976
Senior Unsecured Notes	—	2008		9.00%		251,326		270,130
Senior Unsecured Notes	—	2009		10.50%		205,292		223,343
CMBS	19	2009		LIBOR + 444	bps	—		302,979
CMBS	16	2010		LIBOR + 135	bps	303,217		—
Convertible Notes	—	2010		9.50%		170,000		170,000
Senior Unsecured Notes	—	2011		9.13%		340,730		353,178
Mortgage Debt and other	5	Variou	s	5.95	%(a)	203,688		125,051
CMBS	4	2013		6.88%		97,694		99,293

						1,585,075		1,577,950
Fair value adjustment for interest rate swap						—		(4,674)

						$1,585,075		$1,573,276

Average Maturity						4.5 Year	s	5.0 Year	s
Average Interest Rate						8.1%		8.5%

(a)	Weighted average interest rate for all mortgage debt

MeriStar Hospitality Corporation

December 31, 2005

FORECASTED RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS

(In millions, except per share amounts)

	Three Months Ending March 31, 2006
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net loss (a)	$(8)	(5)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	19	19
Unconsolidated affiliate adjustments	1	1

Funds from operations	$12	15

Weighted average diluted shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$0.13	0.16

	Year Ending December 31, 2006
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net income (a)	$7	11
Adjustments to forecasted net income:
Depreciation and amortization of real estate assets	67	67
Unconsolidated affiliate adjustments	5	5

Funds from operations	$79	83

Weighted average number of shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$0.88	0.92

(a)	Forecasted net income (loss) does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries; therefore, forecasted funds from operations is equivalent to adjusted funds from operations.

MeriStar Hospitality Corporation

December 31, 2005

FORECASTED RECONCILIATION OF NET LOSS TO EBITDA

(In millions)

	Three Months Ending March 31, 2006
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(8)	(5)
Interest expense, net	30	30
Depreciation and amortization	21	21

EBITDA	43	46

Equity investment adjustments:
Equity in income of affiliates	2	2

Adjusted EBITDA	$45	48

	Year Ending December 31, 2006
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net income (a)	$7	11
Interest expense, net	93	93
Depreciation and amortization	74	74

EBITDA	174	178

Equity investment adjustments:
Equity in income of affiliates	3	3

Adjusted EBITDA	$177	181

(a)	Forecasted net income (loss) does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

December 31, 2005

HOTEL PORTFOLIO LISTING

Hotel	Location	Guest Rooms
Arizona
Embassy Suites Tucson	Tucson	204
California
Courtyard by Marriott Marina Del Rey	Marina Del Rey	276
Doral Palm Springs	Palm Springs	285
Hilton Irvine	Irvine	289
Hilton Sacramento	Sacramento	331
LA Marriott Downtown	Los Angeles	469
Marriott Irvine	Irvine	485
Sheraton Fisherman’s Wharf	San Francisco	525
Colorado
Embassy Suites Denver	Englewood	236
Sheraton Colorado Springs	Colorado Springs	500
Florida
Best Western Sanibel Island Resort	Sanibel Island	46
DoubleTree Hotel Westshore	Tampa	496
DoubleTree Universal	Orlando	742
Hilton Clearwater	Clearwater	426
Hilton Hotel Cocoa Beach	Cocoa Beach	296
Holiday Inn Walt Disney World Village	Lake Buena Vista	314
Sanibel Inn	Sanibel Island	96
Seaside Inn	Sanibel Island	32
Sheraton Beach Resort Key Largo	Key Largo	200
Sheraton Safari Lake Buena Vista	Lake Buena Vista	489
Song of the Sea	Sanibel Island	30
South Seas Plantation Resort & Yacht Harbor	Captiva	579
Sundial Beach Resort	Sanibel Island	243
Georgia
DoubleTree Atlanta	Atlanta	155
Westin Atlanta	Atlanta	495
Illinois
Crowne Plaza Chicago O’Hare	Rosemont	507
Radisson Chicago	Chicago	350
Indiana
DoubleTree Indianapolis	Indianapolis	137
Kentucky
Hilton Seelbach	Louisville	321
Radisson Lexington	Lexington	367
Louisiana
Hilton Lafayette	Lafayette	327
Holiday Inn Select New Orleans	Kenner	303
Hotel Maison de Ville	New Orleans	23
Maryland
Radisson Cross Keys	Baltimore	148
Sheraton Columbia	Columbia	287
New Jersey
Courtyard by Marriott Secaucus	Secaucus	165
Doral Forrestal (a)	Princeton	300
Marriott Somerset	Somerset	440
Sheraton Crossroads Hotel Mahwah	Mahwah	225
New Mexico
Wyndham Albuquerque Airport Hotel	Albuquerque	276

MeriStar Hospitality Corporation

December 31, 2005

Hotel	Location	Guest Rooms
North Carolina
Sheraton Charlotte Airport	Charlotte	222
Oklahoma
Sheraton Oklahoma City	Oklahoma City	395
Pennsylvania
Embassy Suites Philadelphia	Philadelphia	288
Sheraton Great Valley	Frazer	198
Texas
DoubleTree Austin	Austin	350
Hilton Arlington	Arlington	309
Hilton Houston Westchase	Houston	295
Marriott West Loop Houston	Houston	302
Virginia
Hilton Arlington	Arlington	209
Hilton Crystal City	Arlington	386
Holiday Inn Historic District Alexandria	Alexandria	178
Radisson Old Town Alexandria	Alexandria	253
The Ritz-Carlton, Pentagon City	Arlington	366
Washington
Sheraton Bellevue	Bellevue	179
Washington, D.C.
Georgetown Inn	Washington, D.C.	96
Hilton Embassy Row	Washington, D.C.	193
Latham Georgetown	Washington, D.C.	143
Wisconsin
Crowne Plaza Madison	Madison	226

Total Rooms		17,003

(a)	Marriott Hotel Services, Inc. assumed management of this hotel in November 2005. The property is scheduled to be flagged as a Marriott in the first quarter of 2006.

MeriStar Hospitality Corporation

December 31, 2005

NOTES TO FINANCIAL INFORMATION

Funds From Operations

Substantially all of our non-current assets consist of real estate, and in accordance with accounting principles generally accepted in the United States, or GAAP, those assets are subject to straight-line depreciation, which reflects the assumption that the value of real estate assets, other than land, will decline ratably over time. That assumption is often not true with respect to the actual market values of real estate assets (and, in particular, hotels), which fluctuate based on economic, market and other conditions. As a result, management and many industry investors believe the presentation of GAAP operating measures for real estate companies to be more informative and useful when other measures, adjusted for depreciation and amortization, are also presented.

In an effort to address these concerns, the National Association of Real Estate Investment Trusts, or NAREIT, adopted a definition of Funds From Operations, or FFO. NAREIT defines FFO as net income (computed in accordance with GAAP) excluding gains or losses from sales of real estate, real estate-related depreciation and amortization, and after comparable adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. Extraordinary items and cumulative effect of changes in accounting principles as defined by GAAP are also excluded from the calculation of FFO. As defined by NAREIT, FFO also does not include reductions from asset impairment charges. The Securities and Exchange Commission, however, recommends that FFO includes the effect of asset impairment charges, which is the presentation we have adopted for all historical presentations of FFO. We believe FFO is an indicative measure of our operating performance due to the significance of our hotel real estate assets and provides beneficial information to investors.

Adjusted FFO represents FFO excluding the effects of gains or losses on early extinguishments of debt, contract termination costs and, in accordance with the NAREIT definition of FFO, asset impairment charges. We exclude the effects of gains or losses on early extinguishments of debt, contract termination costs and asset impairment charges because we believe that including them in Adjusted FFO does not fully reflect the operating performance of our remaining assets. We believe Adjusted FFO is useful for the same reasons we believe that FFO is useful, but we also believe that Adjusted FFO enables us and the investor to consider our operating performance without considering the items we exclude from our definition of Adjusted FFO.

Consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization

EBITDA represents consolidated earnings before interest, income taxes, depreciation and amortization and includes operations from the assets included in discontinued operations. We further adjust EBITDA for the effect of capital market transactions that would result in a gain or loss on early extinguishments of debt, contract termination costs, the earnings effect and distributions related to equity method investments, as well as the earnings effect of asset dispositions and any impairment assessments, resulting in the measure that we refer to as “Adjusted EBITDA.” We exclude the effect of gains or losses on early extinguishments of debt, contract termination costs, the earnings effect and distributions related to equity method investments, as well as the earnings effect of asset dispositions and impairment assessments because we believe that including them in Adjusted EBITDA does not fully reflect the operating performance of our remaining assets.

We also believe Adjusted EBITDA provides useful information to investors regarding our financial condition and results of operations because Adjusted EBITDA is useful in evaluating our operating performance. Furthermore, we use Adjusted EBITDA to provide a measure of performance that can be isolated on an asset-by-asset basis to determine overall property performance. We believe that the rating agencies and a number of our lenders also use Adjusted EBITDA for those purposes. We also use Adjusted EBITDA as one measure in determining the value of acquisitions and dispositions.

MeriStar Hospitality Corporation

December 31, 2005

Net Debt

Net debt is defined as total debt less cash and cash equivalents. Management uses net debt to evaluate the Company’s capital structure. Management believes that the presentation of net debt provides useful information to investors regarding our financial condition because accumulated cash can be used for debt repayment, if appropriate. Net debt is not a substitute for any U.S. GAAP financial measure. In addition, the calculation of net debt contained in this document may not be consistent with that of other companies.

Comparable Hotel Operating Results and Statistics

We present certain operating statistics (i.e., RevPAR, ADR and average occupancy) and operating results (revenues, expenses and operating profit) for the periods included in this report on a comparable hotel basis as supplemental information for investors. We define our comparable hotels as properties that (i) are owned by us and the operations of which are included in our consolidated results for the reporting periods being compared, (ii) have not sustained substantial property damage during the reporting periods being compared, and (iii) are not classified as held-for-sale as of the end of the period. Of the 64 hotels that we owned as of December 31, 2005, 49 have been classified as comparable hotels. The operating results of six hotels classified as held-for-sale and reflected in discontinued operations and nine hotels significantly affected by the hurricanes in 2004 and 2005 that we owned as of December 31, 2005, are excluded from comparable hotel results for these periods. Additionally, changes in estimates to property tax expense, which are recorded when known, have been allocated to the period to which they relate, in order to maintain comparability between periods.

We present these comparable hotel operating results by eliminating corporate-level revenues and expenses, as well as depreciation and amortization and loss on asset impairments. We eliminate corporate-level revenues and expenses to arrive at property-level results because we believe property-level results provide investors with supplemental information regarding the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes over time. Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We eliminate loss on asset impairments because these non-cash expenses are primarily related to our non-comparable properties, and do not reflect the operating performance of our comparable assets.

As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses or operating profit and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent that they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance.

We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating the ongoing performance of the Company, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to management and investors.